UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 4, 2020

NATURAL GAS SERVICES GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Colorado	1-31398	75-2811855
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
404 Veterans Airpark Lane, Suite 300
Midland, TX 79705
(Address of Principal Executive Offices)
(432) 262-2700
(Registrant's Telephone Number, Including Area Code)
N/A
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.01	NGS	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant's Certifying Accountant.

On June 4, 2020, the Audit Committee of the Board of Directors (the “Audit Committee”) of Natural Gas Services Group, Inc. (the “Company”) approved the dismissal of BDO USA, LLP (“BDO”) as the Company's independent registered public accounting firm. The reports of BDO on the Company's consolidated financial statements for the fiscal years ended December 31, 2019 and 2018 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2019 and 2018, and during the subsequent interim period through June 4, 2020, there have been no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of BDO would have caused BDO to make reference thereto in its reports on the consolidated financial statements for such periods.

Except for the two events immediately noted below, during the fiscal years ended December 31, 2019 and 2018, and during the subsequent interim period through June 4, 2020, there have been no other “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

BDO’s report on the effectiveness of internal control over financial reporting, dated March 18, 2019, expressed an adverse opinion on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2018 as a result of a material weakness regarding management’s failure to design and maintain controls over accounting for income taxes that resulted in an immaterial misstatement in the provision for income taxes in prior periods.

BDO’s report on the effectiveness of internal control over financial reporting, dated March 31, 2020, expressed an adverse opinion on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2019 as a result of material weaknesses regarding management’s failure to design and maintain controls over the following: 1) accounting for income taxes as discussed above; and 2) accounting and reporting of compressor “make-ready” jobs, as well as various other compressor maintenance jobs, that were incorrectly capitalized, resulting in immaterial increases to the Company’s operating costs and expenses in prior periods.

The Company provided BDO with a copy of the disclosure it is making herein in response to Item 304(a) of Regulation S-K, and requested that BDO furnish the Company with a copy of its letter addressed to the Securities and Exchange Commission (the “SEC”), pursuant to Item 304(a)(3) of Regulation S-K, stating whether or not BDO agrees with the statements related to them made by the Company in this report. A copy of BDO's letter to the SEC dated June 10, 2020 is attached as Exhibit 16.1 to this report.

On June 10, 2020, the Audit Committee approved the appointment of Moss Adams LLP (“Moss Adams”) as the Company's new independent registered public accounting firm, effective immediately, to perform independent audit services for the fiscal year ending December 31, 2020. During the fiscal years ended December 31, 2019 and 2018, and during the subsequent interim period through June 10, 2020, neither the Company, nor anyone on its behalf, consulted Moss Adams regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the consolidated financial statements of the Company, and no written report or oral advice was provided to the Company by Moss Adams that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a "disagreement" (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 10, 2020, Charles G. Curtis retired and resigned from his position as a member of the Board of Directors (“Board”) and his related Board Committee memberships (Audit, Governance and Nominating Committees) of the Company. Mr. Curtis’ decision to retire and resign from the Board was not the result of any disagreement with the Company or the Board. The Company would like to thank Mr. Curtis for his distinguished service on our Board. His leadership, insight and dedication will be missed.

Pursuant to the Company’s Bylaws, on June 10, 2020, the Board appointed Leslie Shockley Beyer to fill the vacancy on the Board created by Mr. Curtis’ retirement. In addition, Ms. Beyer was appointed to the following committees of the Board: Audit, Compensation and Nominating (Chairperson) committees.

Ms. Beyer is President of the Petroleum Equipment & Services Association and has been since 2014, where she leads the development of PESA's programs and serves as the organization's primary advocate in support of the oilfield services and equipment sector. Her responsibilities also encompass the budgeting, forecasting and financial performance of the organization. Prior to joining PESA, Ms. Beyer served as Director, Member and Board Relations for the National Association of Manufacturers from 2012 to 2014. Previously, Ms. Beyer served in leadership roles at Burson-Marsteller Public Affairs and at a boutique public relations firm for more than six years. Prior to her time in public affairs, Ms. Beyer served in media relations capacities in The White House, Executive Office of the President and on the Bush 2000 Presidential Campaign. She began her career in legislative policy roles in the US Senate, US Department of State and US Department of Housing. Ms. Beyer holds a Bachelor of Arts in Latin American Studies and Spanish from the University of Texas at Austin.

Item 9.01. Financial Statements and Exhibits.

(d)         Exhibits

The Exhibit listed below is furnished as an Exhibit to this Current Report on Form 8-K.

Exhibit No.	Description
16.1	Letter from BDO USA LLP, dated June 10, 2020, regarding the change in certifying accountant.

SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURAL GAS SERVICES GROUP, INC.

Date:	June 10, 2020
		By:	/s/ Stephen C. Taylor

Stephen C. Taylor
President & Chief Executive Officer